CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of The Hartcourt Companies, Inc., a Utah corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

         (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            THE HARTCOURT COMPANIES, INC.


Date:  November 14, 2003                    By: /s/ David Chen
                                                --------------------------------
                                                David Chen
                                                Chief Executive Officer and
                                                Principal Accounting Officer

Date:  November 14, 2003                    By: /s/ Richard Yan
                                                --------------------------------
                                                Richard Yan
                                                Acting Chief Financial Officer
                                                and Financial Controller



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.













                                   EXHIBIT 32